UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-08371

T. Rowe Price Real Estate Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

Item 1. Report to Shareholders

Real Estate Fund	December 31, 2015

The views and opinions in this report were current as of December 31, 2015. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

A strong finish to the year overcame first-half weakness to propel the Real Estate Fund to its seventh consecutive year of positive total returns. Volatile price swings driven by macroeconomic factors netted into a modest annual return. The U.S. economy continued to steadily generate new jobs though, contributing to healthy demand for real estate, while at the same time new construction supply levels remained disciplined. Fundamental results for our companies were largely as anticipated with continued growth in earnings, and we observed widespread increases in regular dividend distributions.

For the full year of 2015, the Real Estate Fund returned 4.78%, nearly identical to the 4.81% return for the Wilshire U.S. Real Estate Securities Index and nicely ahead of the Lipper Real Estate Funds Index, which returned 2.86%. Second-half double-digit returns overcame first-half deficits to provide a positive 12-month return. We note that dividends, not price appreciation, made up the majority of the full-year returns. For the second half of 2015, the fund returned 10.17% versus 10.71% for the Wilshire index and 7.78% for the Lipper index.

DIVIDEND DISTRIBUTION

On December 10, 2015, your Board of Directors declared a fourth-quarter dividend of $0.21 per share to shareholders of record on that day, which was paid on December 14. You should have already received your check or statement reflecting this distribution. The fourth-quarter distribution brings the total amount of dividends for the year to $0.62 per share.

MARKET ENVIRONMENT AND STRATEGY

The S&P 500 Index and the Wilshire U.S. Real Estate Securities Index both delivered their seventh consecutive calendar years of positive total returns. Dividends were the primary contributors to the modest gains recorded by both benchmarks, and there were wide and volatile price swings along the way. Several major, often intertwined, factors influenced these gyrations, including the Federal Reserve’s interest rate decision, China’s slowing economic growth, and commodity pricing.

The Fed continued its path toward normalization with December’s 0.25 percentage point increase in short-term interest rates. Rate increases are often associated with stronger economic conditions, as the Fed employs higher rates to put the brakes on outsized growth and inflationary pressures. These factors can actually provide tailwinds for real estate investors, although higher interest rates can cause a drag on earnings as real estate investors typically employ borrowings to leverage returns. Having said that, it’s important to note that the Fed rate changes are at the short end of the yield curve, not the long end where many of our companies are borrowing. Also note that real estate values are often based more upon views of longer-term rates and fundamental considerations rather than the short-term rates dictated by the Fed. Therefore, with so many competing factors, we feel that it is wrong to decisively conclude that Fed actions to raise short-term rates must translate into lower real estate values.

Even with higher long-term rates, real estate values can increase depending upon the pace of rate increases versus the pace of property income growth (rent and occupancy). Also, how companies manage their debt is a factor. Most of our investments involve companies with longer duration, fixed rate borrowings with staggered maturities in contrast to short-term, floating rate debt that would be more susceptible to Fed rate increases.

Turning to the fundamentals of commercial real estate, we remain of the view that current aggregate levels of new supply appear unthreatening with current demand conditions. In other words, if the economy continues to generate similar job growth, we feel that demand is sufficient to accommodate new supply. China’s slowdown is widely viewed as pressuring demand across the globe, though we point out that our portfolio focuses mainly upon domestic assets.

Weak oil prices have impacted portions of the U.S. economy as well as some U.S. regions. Petroleum companies are under pressure, and this has been reflected in areas of the stock and credit markets. The high yield markets were especially affected, as many energy companies have debt issuances there. Fortunately, the credit markets have continued to be largely accessible by real estate companies. Falling oil prices are not bad for everybody, especially consumers. Many have expected a boost to the retail consumer from lower gasoline prices, though this does not yet appear to have materialized in force.

For real estate securities, it was a year of mixed performance depending upon the subsector. Apartment real estate investment trusts (REITs) were once again strong in 2015 following a rewarding 2014. Fundamentals continued to favor landlords as renters were plentiful and homeownership levels continued to decline in the U.S. A number of factors are providing tailwinds to the rental market—millennials appear to favor renting versus buying, and some empty nesters are downsizing into apartments. There also seems to be a growing trend overall toward renewed enthusiasm for urban dwelling by young and old, particularly in gateway cities.

Self-storage stocks were very strong this period with executives referencing exceptional fundamentals unlike any seen before in the industry. Demand is robust and occupancies are well above historical averages. What’s different this cycle is that new supply has not dampened storage market conditions. We attribute lower supply to constraints on borrowing by small local developers, who have historically brought new supply on quickly.

Industrial fundamentals exhibited good demand and absorption, and new supply appeared to be concentrated in regions that warranted it based upon strong demand. Growth in online retail sales has spurred demand for modern, efficient distribution centers, many of which can be found in our portfolio.

Online retail sales have put pressure on some traditional store locations. Some retailers have discovered that they have more physical stores than they need and thus are downsizing their store count. These downsizing retailers tend to retain their best stores in the best locations, with closures targeting lower-productivity stores. This is resulting in a bifurcation of prospects for Class A malls versus Class B (or lower) malls. Class A malls continue to command high demand and high rents, while many Class B malls (and their owners) are under pressure to maintain rates and occupancy. Meanwhile, local strip shopping centers have largely been able to maintain healthy fundamentals by focusing leasing upon services that are resistant to online pressures and also by leasing to value-oriented retailers currently in high demand by consumers.

Areas of stock weakness were notable within the healthcare and lodging sectors, with fears of new supply rising, though both sectors continued to post reasonable earnings results during the year. Lodging stocks were particularly hard hit in 2015 as the sector suffered from multiple negative headlines. While overall lodging supply does not appear excessive, much of the new supply is concentrated in gateway markets that are represented in public portfolios. The strong U.S. dollar has also had an effect on international travel to these gateway cities. Additionally, fears of any economic slowdown are expected to be reflected first in hotels’ overnight room pricing. We also note that some investors are growing increasingly concerned about the potential negative impact to hotels from “sharing economy” businesses such as Airbnb, though lodging executives appear less concerned. Despite the stock weakness, we still project positive earnings results for the lodging sector in the year ahead, barring any significant slowdown in economic activity.

PORTFOLIO REVIEW

As mentioned earlier, apartment REITs posted strong results over the year with several of our holdings participating in these strong returns, including AvalonBay Communities, Equity Residential, and Essex Property Trust. During the fourth quarter, Equity Residential made the major announcement that it was selling more than $5 billion of apartments it deems non-core so that it could further concentrate on high-density urban markets. We agree with this focus and increased our holdings in the company. With the proceeds from this transaction, Equity Residential intends to reduce debt and pay a substantial special dividend to shareholders during the second quarter of 2016. We continue to be impressed with the results achieved at Essex Property Trust as it has successfully integrated the BRE Properties acquisition. The stock has been a very strong performer, and we trimmed our holdings to manage our position size. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Despite continued earnings growth, it was a painful period for lodging stock returns. That said, we were largely pleased with the actions of our companies in areas they could control. For example, Sunstone Hotel Investors announced the sale of its leasehold interest in the Doubletree Guest Suites Times Square for an attractive price and used the proceeds to reduce debt and to pay a special distribution to shareholders. RLJ Lodging Trust remained an aggressive repurchaser of its shares and should continue to find this approach appealing due to continued share weakness. For Host Hotels & Resorts, we were pleased by the announcement that the company plans to exit international markets to focus domestically, and the company returned capital to shareholders in the form of share repurchases. Subsequent to these announcements we added to our holdings.

We applaud the effort of some of our companies to simplify their businesses and focus more on the basics of managing quality domestic real estate. Among our shopping centers, Kimco Realty has moved decisively to reduce international exposure and to reduce the complexity of the company’s portfolio with a reduction in joint venture holdings. Regency Centers has been working for several years on a simplified core strategy with less development risk and a focus on necessity-based centers with an Internet-resistant tenant mix. The company’s efforts continue to pay off as same-store results within its portfolio have been impressive for several consecutive years.

Sometimes improvement efforts prove to be easier said than done. Such has been the case for CBL & Associates Properties, which announced its intention to divest many of the weaker malls in its portfolio. Unfortunately, these dispositions have proven to be more challenging than anticipated. Recognizing these challenges, we eliminated our holdings in CBL to concentrate our regional mall holdings in higher productivity assets such as Macerich Company, Taubman Centers, and General Growth Properties.

Weakness in the oil industry led to pressure on some specific REIT stocks with significant exposure to energy markets. Houston was a particular focus for such pessimism and was reflected in the weak stock performance of EastGroup Properties, which owns substantial industrial properties in the Houston area. EastGroup also saw the retirement of its highly respected CEO. Investors will be watching to see if the new outside CEO can continue the successful track record of his predecessor.

Office fundamentals remained sound during the year, but returns were mixed based on changing geographic outlooks. A more cautious view for Northern California placed pressure on shares of Kilroy Realty due to the company’s substantial development pipeline in the San Francisco Bay area. Meanwhile, a recovering view for Southern California markets bolstered returns for Douglas Emmett. In the self-storage sector, we believe Public Storage will continue to benefit from its strong balance sheet and leading market position; however, we trimmed our position after its strong recent results.

OUTLOOK

We remain constructive on our fundamental outlook for real estate properties, barring a significant setback in economic conditions that would impact demand for space. While we continue to project modest, single-digit earnings growth for our sector, we are less confident in our ability to project what the market will pay for such earnings. In other words, changing earnings multiples may once again lead to wide swings in stock returns. The Fed has increased short-term interest rates for the first time in nearly a decade, but the future pace of rate increases remains in question. Recently, investors appeared to anticipate tougher times ahead, while dismissing robust job growth and low unemployment figures.

While we acknowledge the uncertainties and potential for risks ahead, we also see reasons to be optimistic. GDP and job growth projections remain positive. Monetary policy remains accommodative. Credit markets remain open to sound borrowers. Recent legislation has made it easier for some foreign investors to increase ownership in U.S. real estate. Corporate merger and acquisition activity continues across several sectors and may include real estate. China is still growing, although at a slower pace, and our REITs remain largely focused domestically. Oil price declines should provide a boost to consumers, and consumption makes up the majority of U.S. GDP. Looking further ahead in 2016, S&P Dow Jones indexes will create a separate real estate Global Industry Classification Standard (GICS), which should draw additional attention to real estate securities. We maintain a favorable long-term view of real estate fundamentals, with improving demand, reasonable levels of supply, and continued access to capital markets.

We would like to thank you for your continued support and confidence.

Respectfully submitted,

David M. Lee
President of the fund and chairman of its Investment Advisory Committee

January 22, 2016

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

The fund’s share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. Due to its concentration in the real estate industry, the fund’s share price could be more volatile than that of a fund with a broader investment mandate. Trends perceived to be unfavorable to real estate, such as changes in the tax laws or rising interest rates, could cause a decline in share prices.

GLOSSARY

Gross domestic product (GDP): The total market value of all goods and services produced in a country in a given year.

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/earnings ratio (or multiple): A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Real estate investment trusts (REITs): Publicly traded companies that own, develop, and operate apartment complexes, hotels, office buildings, and other commercial properties.

Wilshire U.S. Real Estate Securities Index: A float-adjusted, market capitalization-weighted index composed of publicly traded REITs and real estate operating companies.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 12/31/15
Simon Property Group	8.8%
AvalonBay Communities	5.5
Equity Residential	5.0
Public Storage	4.7
Essex Property Trust	4.4
General Growth Properties	4.0
Prologis	3.9
Federal Realty Investment Trust	3.9
Regency Centers	3.5
Macerich Company	3.5
SL Green Realty	3.4
Boston Properties	3.0
Vornado Realty Trust	2.9
Douglas Emmett	2.9
Kimco Realty	2.6
Camden Property Trust	2.6
Kilroy Realty	2.1
Healthcare Realty Trust	2.0
Weingarten Realty Investors	2.0
DCT Industrial Trust	2.0
Acadia Realty Trust	1.9
Highwoods Properties	1.8
Host Hotels & Resorts	1.6
Hilton Worldwide Holdings	1.6
Urban Edge Properties	1.6
Total	81.2%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Advisor Class

	Year Ended 12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
NET ASSET VALUE					
Beginning of period	$ 27.14	$ 21.43	$ 21.22	$ 18.54	$ 17.66
Investment activities					
Net investment income[(1)]	0.33	0.31	0.22	0.26	0.11
Net realized and unrealized gain / loss	0.87	5.94	0.42	2.83	1.13
Total from investment activities	1.20	6.25	0.64	3.09	1.24
Distributions					
Net investment income	(0.56)	(0.54)	(0.43)	(0.34)	(0.18)
Tax return of capital	–	–	–	(0.07)	(0.18)
Total distributions	(0.56)	(0.54)	(0.43)	(0.41)	(0.36)
Redemption fees added to paid-in capital[(1)]	0.01	–	–	–	–
NET ASSET VALUE					
End of period	**$ 27.79**	**$ 27.14**	**$ 21.43**	**$ 21.22**	**$ 18.54**

Ratios/Supplemental Data					
Total return[(2)]	4.57%	29.41%	3.01%	16.74%	7.13%
Ratio of total expenses to average net assets	1.01%	1.02%	1.03%	1.03%	0.99%
Ratio of net investment income to average net assets	1.22%	1.26%	1.01%	1.25%	0.58%
Portfolio turnover rate	6.6%	3.3%	3.5%	6.0%	4.9%
Net assets, end of period (in thousands)	$ 403,428	$ 319,754	$ 202,573	$ 223,886	$ 206,667

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/Par	$ Value
COMMON STOCKS 92.9%		
REAL ESTATE 92.9%		
Apartment Residential 18.7%		
American Campus Communities, REIT	1,639,200	67,765
AvalonBay Communities, REIT	1,689,500	311,088
Camden Property Trust, REIT	1,876,700	144,055
Equity Residential, REIT	3,418,300	278,899
Essex Property Trust, REIT	1,021,442	244,543
Post Properties, REIT	110,600	6,543
		1,052,893
Diversified 3.5%		
Alexander & Baldwin	879,400	31,052
Vornado Realty Trust, REIT	1,645,300	164,464
		195,516
Health Care 2.0%		
Healthcare Realty Trust, REIT	4,023,900	113,957
		113,957
Hotels/Lodging 6.0%		
Hilton Worldwide Holdings	4,132,875	88,444
Host Hotels & Resorts, REIT	6,015,200	92,273
Pebblebrook Hotel Trust, REIT	2,077,900	58,223
RLJ Lodging Trust, REIT	2,413,000	52,193
Sunstone Hotel Investors, REIT	3,582,000	44,739
		335,872
Industrial 7.8%		
DCT Industrial Trust, REIT	2,978,925	111,322
EastGroup Properties, REIT	959,200	53,341
Prologis, REIT	5,121,200	219,802
Terreno Realty, REIT (1)	2,309,600	52,243
		436,708

Office 14.5%		
Alexandria Real Estate, REIT	692,800	62,601
Boston Properties, REIT	1,312,600	167,409
Douglas Emmett, REIT	5,255,600	163,870
Highwoods Properties, REIT	2,354,500	102,656
Kilroy Realty, REIT	1,902,900	120,415
Paramount, REIT	254,526	4,607
SL Green Realty, REIT	1,689,200	190,846
		812,404
Office & Industrial 1.5%		
PS Business Parks, REIT	946,300	82,735
		82,735
Other Real Estate 1.1%		
Plum Creek Timber, REIT	1,319,600	62,971
		62,971
Regional Mall 17.7%		
General Growth Properties, REIT	8,282,600	225,370
Macerich Company, REIT	2,419,100	195,197
Simon Property Group, REIT	2,551,200	496,055
Taubman Centers, REIT	1,018,200	78,116
		994,738
Self Storage 4.7%		
Public Storage, REIT	1,073,200	265,832
		265,832
Shopping Center 15.4%		
Acadia Realty Trust, REIT	3,199,606	106,067
Federal Realty Investment Trust, REIT	1,491,300	217,879
Kimco Realty, REIT	5,480,500	145,014
Regency Centers, REIT	2,891,400	196,962
Urban Edge Properties, REIT	3,720,750	87,252

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $3,512,148)	$ 5,666,215
Dividends and interest receivable	31,568
Receivable for shares sold	20,731
Other assets	388
Total assets	5,718,902
Liabilities	
Payable for investment securities purchased	91,143
Payable for shares redeemed	8,145
Investment management fees payable	2,666
Due to affiliates	209
Other liabilities	870
Total liabilities	103,033
NET ASSETS	$ 5,615,869
Net Assets Consist of:	
Undistributed net investment income	$ 13,278
Accumulated undistributed net realized loss	(214,844)
Net unrealized gain	2,154,067
Paid-in capital applicable to 204,162,332 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized	3,663,368
NET ASSETS	$ 5,615,869
NET ASSET VALUE PER SHARE	
Investor Class ($5,211,775,065 / 189,622,349 shares outstanding)	$ 27.49
Advisor Class ($403,428,065 / 14,515,734 shares outstanding)	$ 27.79
I Class ($666,337 / 24,250 shares outstanding)	$ 27.48

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 12/31/15	12/31/14
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 78,218	$ 68,320
Net realized gain	183,412	106,935
Change in net unrealized gain / loss	(30,249)	971,664
Increase in net assets from operations	231,381	1,146,919
Distributions to shareholders		
Net investment income		
Investor Class	(111,593)	(105,570)
Advisor Class	(7,206)	(6,067)
Decrease in net assets from distributions	(118,799)	(111,637)
Capital share transactions*		
Shares sold		
Investor Class	1,547,815	1,329,428
Advisor Class	247,557	121,274
I Class	669	–
Distributions reinvested		
Investor Class	88,260	82,583
Advisor Class	7,153	6,044
Shares redeemed		
Investor Class	(1,355,239)	(1,036,092)
Advisor Class	(179,457)	(71,196)
Redemption fees received	557	482
Increase in net assets from capital share transactions	357,315	432,523
Net Assets		
Increase during period	469,897	1,467,805
Beginning of period	5,145,972	3,678,167
End of period	**$ 5,615,869**	**$ 5,145,972**
Undistributed net investment income	13,278	10,274

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Real Estate Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term growth through a combination of capital appreciation and current income. The fund has three classes of shares: the Real Estate Fund original share class, referred to in this report as the Investor Class, offered since October 31, 1997; the Real Estate Fund–Advisor Class (Advisor Class), offered since December 31, 2004; and the Real Estate Fund–I Class (I Class), offered since December 17, 2015. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid by each class quarterly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $32,000 for the year ended December 31, 2015.

Redemption Fees A 1% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2015:

There were no material transfers between Levels 1 and 2 during the year ended December 31, 2015.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities other than short-term securities aggregated $627,927,000 and $327,359,000, respectively, for the year ended December 31, 2015.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to redemptions in kind and an over-distribution of taxable income not deemed a return of capital for tax purposes. Reclassifications between income and gain relate primarily to the character of dividends received from real estate investment trusts (REITs). For the year ended December 31, 2015, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2015 and December 31, 2014, totaled $118,799,000 and $111,637,000, respectively, and were characterized as ordinary income for tax purposes. At December 31, 2015, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Because the fund is required to use capital loss carryforwards that do not expire before those with expiration dates, all or a portion of its capital loss carryforwards subject to expiration could ultimately go unused. During the year ended December 31, 2015, the fund utilized $153,743,000 of capital loss carryforwards. The fund’s available capital loss carryforwards as of December 31, 2015, expire as follows: $89,393,000 in fiscal 2017, and $75,251,000 in fiscal 2018. Certain dividends declared by REITs in December and paid the following January are recognized for tax purposes in the subsequent year (REIT income deferrals) but, for financial reporting purposes, are included in the fund’s dividend income on ex-date.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.30% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2015, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, borrowing-related expenses, taxes, brokerage commissions, and extraordinary expenses, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until April 30, 2018, and may be renewed, revised or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class limit. However, no repayment will be made more than three years after the date of a payment or waiver. Pursuant to this agreement, less than $1,000 of expenses were waived/paid by Price Associates during the period ended December 31, 2015 and remain subject to repayment by the fund.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended December 31, 2015, expenses incurred pursuant to these service agreements were $122,000 for Price Associates; $1,578,000 for T. Rowe Price Services, Inc.; and $594,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

As of December 31, 2015, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 9,168 shares of the I Class, representing less than 1% of the fund’s net assets.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
T. Rowe Price Real Estate Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Real Estate Fund, Inc. (the “Fund”) at December 31, 2015, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, and confirmation of the underlying fund by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 19, 2016

Tax Information (Unaudited) for the Tax Year Ended 12/31/15

We are providing this information as required by the Internal Revenue Code and Section 19 of the Investment Company Act of 1940. The amounts shown reflect the tax character of those distributions that are required to be disclosed, and may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

●	$348,000 from short-term capital gains,
●	$43,237,000 in excess of fund taxable income that is not a return of capital for tax purposes.

For taxable non-corporate shareholders, $2,393,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $714,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009 to
(1944)	present); Director, BioMed Realty Trust (2013 to present); Director,
2009	Novartis, Inc. (2009 to 2014); Director, IBM (2007 to present)
[181]

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Brixmor Real Estate Investment Trust (2012 to
2001	present); Director and Advisory Board Member, Deutsche Bank
[181]	North America (2004 to present); Director, Under Armour (2008 to present); Director, Vornado Real Estate Investment Trust (2004
to 2012)

Bruce W. Duncan	President, Chief Executive Officer, and Director, First Industrial
(1951)	Realty Trust, an owner and operator of industrial properties
2013	(2009 to present); Chairman of the Board (2005 to present) and
[181]	Director (1999 to present), Starwood Hotels & Resorts, a hotel and leisure company

Robert J. Gerrard, Jr.	Chairman of the Compensation Committee and Director, Syniverse
(1952)	Holdings, Inc., a provider of wireless voice and data services for
2012	telecommunications companies (2008 to 2011); Advisory Board
[181]	Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997
to present)

Paul F. McBride	Former Company Officer and Senior Vice President, Human
(1956)	Resources and Corporate Initiatives, Black & Decker Corporation
2013	(2004 to 2010)
[181]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC,
2012	a nonprofit education and social policy research organization
[181]	(2011 to present); Member, National Academy of Education (2010 to present); Research Associate, National Bureau of Economic
Research’s Labor Studies Program (2011 to present); Member,
President’s Council of Economic Advisers (2009 to 2011); Chair
of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2012 to present)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2001	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[181]	General Growth Properties, Inc. (2010 to 2013); Director, Blackstone
Mortgage Trust, a real estate financial company (2012 to present);
Director and Chairman of the Board, Brixmor Property Group, Inc.
(2013 to present); Director, Hilton Worldwide (2013 to present);
Director, Hudson Pacific Properties (2014 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present)
2009
[181]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[181]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
Director, and President, T. Rowe Price International and T. Rowe
Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[127]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Real Estate Fund	Principal Occupation(s)

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

Anna M. Dopkin, CFA (1967)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Thomas J. Huber, CFA (1966)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Dominic Janssens (1965)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Nina P. Jones, CPA (1980)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Paul J. Krug, CPA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

David M. Lee, CFA (1962)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Catherine D. Mathews (1963)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer and Vice President	Group, Inc., and T. Rowe Price Trust Company

Philip A. Nestico (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

Preeta Ragavan (1987)	Employee, T. Rowe Price; formerly, Intern
Vice President	(to 2013)

John W. Ratzesberger (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly, North American Head of Listed
Derivatives Operation, Morgan Stanley
(to 2013)

Theodore E. Robson, CFA (1965)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Weijie Si (1983)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly, student, Harvard
Business School (to 2012); Private Equity
Associate (to 2010)

Jeffrey T. Zoller (1970)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	International, and T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,158,000 and $2,283,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Real Estate Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 19, 2016

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 19, 2016

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date February 19, 2016